Exhibit 99.3

moderna

R&D Day
September 12, 2019



Prophylactic vaccines
Cancer vaccines
Intratumoral immuno-oncology
Localized regenerative therapeutics
Systemic secreted therapeutics
Encoded mRNA(s)
Flu
H10N8
H7N9
RSV
CMV
hMPV+PIV3
Chikungunya VLP
Zika VLP
KRAS
PCV neoantigens
OX40L
IL23
IL36γ
IL12
VEGF-A
Ab against Chikungunya virus
Relaxin
Fabry
Fabry
Lysosome
Encoded mRNA(s)
Ribosome
Protein chain(s)
Systemic intracellular therapeutics
MMA
PA
PKU
GSD1a
Mitochondrion
Endoplasmic Reticulum
Nucleus
Cytosol

Welcome and Introduction Stéphane Bancel Chief Executive Officer

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended including, but not limited to, statements concerning: the potential approval and commercial launch of Moderna’s development candidates, including CMV vaccine (mRNA-1647); Moderna’s belief that Phase 1 clinical data from mRNA-1944 provides support for the continued development of Moderna’s rare disease therapeutic modality; clinical program next steps; development candidate activities; future clinical study commencement, progression, enrollment, and conclusion, including the Phase 2 clinical study start and Phase 3 preparation for mRNA-1647; manufacturing capacity and scalability; regulatory submissions and approvals; risk management; estimates and forward-looking projections with respect to Moderna or its anticipated future performance or events, including the commercial opportunity and gross margins for mRNA-1647. In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “could,” “expects,” “intends,” “plans,” “aims,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. The forward-looking statements in this presentation are neither promises nor guarantees, and you should not place undue reliance on these forward-looking statements because they involve known and unknown risks, uncertainties and other factors, many of which are beyond Moderna’s control and which could cause actual results to differ materially from those expressed or implied by these forward-looking statements. These risks, uncertainties and other factors include, among others: preclinical and clinical development is lengthy and uncertain, especially for a new category of medicines such as mRNA, and therefore Moderna’s preclinical programs or development candidates may be delayed, terminated, or may never advance to or in the clinic; no mRNA drug has been approved in this new potential class of medicines, and may never be approved; mRNA drug development has substantial clinical development and regulatory risks due to the novel and unprecedented nature of this new class of medicines; and those described in Moderna’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (SEC) and in subsequent filings made by Moderna with SEC, which are available on the SEC's website at www.sec.gov. Except as required by law, Moderna disclaims any intention or responsibility for updating or revising any forward-looking statements in this presentation in the event of new information, future developments or otherwise. These forward-looking statements are based on Moderna’s current expectations and speak only as of the date hereof. Note Regarding Trademarks Moderna is the owner of various U.S. federal trademark registrations (“®”) of and other trademarks (“TM”). Certain other trademarks, trade names and service marks appearing in this presentation are the property Moderna’s strategic collaborators. Solely for convenience, the trademarks and trade names in this presentation may be referred to without the ® and TM symbols, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto. Forward-looking statements

Large product opportunity Higher probability of technical success Accelerated research and development timelines Greater capital efficiency over time vs. recombinant technology mRNA as a potential new class of medicines

Risk management is essential to building a new class of medicines Increasing biology risk Varying technology risk

Risk management is essential to building a new class of medicines Increasing biology risk Varying technology risk De-risk technology with first program in a modality Diversify biology risk by working on multiple programs in parallel within a modality Stage risk, build on learnings over time Our approach is to develop technology modalities

Risk management is essential to building a new class of medicines Increasing biology risk Localized regenerative therapeutics Intratumoral immuno-oncology Cancer vaccines Systemic secreted therapeutics Systemic intracellular therapeutics Prophylactic vaccines Varying technology risk De-risk technology with first program in a modality Diversify biology risk by working on multiple programs in parallel within a modality Stage risk, build on learnings over time Our approach is to develop technology modalities

Risk management is essential to building a new class of medicines Chikungunya Antibody Increasing biology risk VEGF-A (no LNP) Localized regenerative therapeutics Intratumoral immuno-oncology OX40L OX40L+ IL23+IL36g (Triplet) Cancer vaccines Personalized cancer vaccine Systemic secreted therapeutics Fabry Systemic intracellular therapeutics CMV vaccine Prophylactic vaccines Flu vaccines (H7, H10) Varying technology risk MMA

Two important positive clinical milestones in two modalities announced today Cytomegalovirus (CMV) vaccine (mRNA-1647) Positive interim phase 1 data Successfully immunized seronegatives and boosted seropositives Generally well tolerated Phase 2 to start in the near term Preparations underway for the phase 3 Moderna owns the global commercial rights to mRNA-1647 Antibody against Chikungunya virus (mRNA-1944) Positive phase 1 data Observed dose dependent protein expression Achieved expected therapeutic levels at a well tolerated dose (0.3mg/kg) Observed expected translation from NHP to human

Body of clinical data from Moderna's platform to date

- Moderna platform investments in research, manufacturing and clinical have enabled 16 investigational medicines to start clinical trials in the last 3.5 years
- We have enrolled more than 1,300 subjects and patients across five modalities.
- We have administered repeat doses to patients through multiple cycles in our immuno-oncology programs (OX40L & PCV)
- Across 5 modalities we have shown that our development candidates:
  - have an acceptable safety profile and are generally well tolerated*
  - result in consistent protein expression**
  - encode functional proteins
  - translate from preclinical models to humans



Increasing biology risk
Varying technology risk
CMV vaccine
moderna
Flu vaccines (H7, H10)
moderna
Personalized cancer vaccine
MERCK
OX40L+ IL23+IL36γ (Triplet)
moderna
OX40L
moderna
VEGF-A (no LNP)
AstraZeneca
Fabry
moderna
Chikungunya Antibody
moderna
MMA
moderna
Prophylactic vaccines
Cancer vaccines
Intratumoral immuno-oncology
Localized regenerative therapeutics
Systemic secreted therapeutics
Systemic intracellular therapeutics

*Common Adverse Events by Modality - Prophylactic Vaccines: injection site pain, myalgia, and fatigue; Cancer Vaccines: for PCV, the most common grade 2 adverse events were fatigue, soreness at the injection site, colitis, and myalgias; Intratumoral Immuno-Oncology: for OX40L, multiple grade 2 and a single grade 3 transient reversible injection related reactions; Localized Regenerative Therapeutics: for VEGF-A, mild injection-site reactions; and Systemic Secreted Therapeutics: see the section below titled Systemic Therapeutics – Secreted and Intracellular.

**Only mRNA-1325, our initial Zika vaccine did not elicit desired pharmacologic effect

Slide 10

moderna

Moderna's development pipeline at IPO


Positive
Phase 1 Data*
7 Prophylactic vaccine programs
2 Cancer vaccine programs
3 Intratumoral immuno-oncology programs
1 Localized regenerative therapeutics program
3 Systemic secreted therapeutics programs
3 systemic intracellular therapeutics programs
VZV
IL12
Zika Vaccine mRNA-1893
MMA
PKU
PA
Fabry
Relaxin
Chikungunya antibody
OX40L+IL23+IL36γ (Triplet)
KRAS+Sting Vaccine
Zika Vaccine mRNA-1325
hMPV+PIV3 vaccine
OX40L solid tumors
PCV
CMV vaccine
RSV (1777) vaccine
Chikungunya vaccine
VEGF-A
VEGF-A
OX40L
RSV (1777) vaccine
Chikungunya vaccine
H7 vaccine
H10 vaccine
Pre-Clinical Development
Open IND
Phase 1
Phase 2 planning
Phase 2

*Data in some cases are interim; positive data means the data warrant continued advancement within a trial or for further development

Slide 11

moderna

Moderna's development pipeline today (9 months since IPO)


7 Prophylactic vaccine programs
2 Cancer vaccine programs
3 Intratumoral immuno-oncology programs
1 Localized regenerative therapeutics program
3 Systemic secreted therapeutics programs
4 Systemic intracellular therapeutics programs
GSD1a
PKU
PA
Fabry
Relaxin
MMA
KRAS Vaccine
IL12
RSV (1172) vaccine
Zika vaccine
hMPV+PIV3 vaccine
Chikungunya antibody
OX40L+IL23+IL36γ (Triplet)
OX40L solid tumors
PCV
CMV vaccine
RSV (1777) vaccine
Chikungunya vaccine
CMV vaccine
OX40L ovarian
PCV
VEGF-A
Pre-Clinical Development
Open IND
Phase 1
Phase 2 planning
Phase 2
Positive Phase 1 Data*
Chikungunya antibody
CMV vaccine
PCV
VEGF-A
OX40L
RSV (1777) vaccine
hMPV+PIV3 vaccine
Chikungunya vaccine
H7 vaccine
H10 vaccine

*Data in some cases are interim; positive data means the data warrant continued advancement within a trial or for further development

Slide 12

moderna

Moderna in September 2019 Programs in Development 4 Vaccines for major unmet needs CMV preparing Phase 2 hMPV+PIV3 – positive interim Ph 1 data RSV and Zika in Ph 1 5 Immuno-Oncology PCV in Ph 2 OX40L preparing for Ph 2 cohort Triplet, IL2, KRAS in Ph 1 5 Rare Disease First systemic therapeutic: Chik antibody: positive Ph 1 MMA – Ph 1 actively recruiting PA, PKU, Fabry & GSD1a in GLP Tox Foundations >1,300 Healthy volunteers and patients enrolled >800 employees A fully-integrated 200,000 sq. ft. GMP site operational in Norwood, MA Leading Biopharma Partners $1.44 bn of cash, cash equivalents, as of June 30, 2019 (unaudited) Pipeline 4 In or preparing for Ph 2 12 Ph 1 trials ongoing 10 Positive Ph1 readouts: 6 vaccines, PCV, OX40L, VEGF, Chik ab

R&D Day 2019 agenda Sign-in, Coffee, Breakfast 7:30–8:30 AM 60 min Introduction Stéphane Bancel 8:30–8:40 AM 10 min CMV Tal Zaks, MD, PhD Sallie Permar, MD, PhD, Duke University School of Medicine Tal Zaks, MD, PhD Juan Andres Mark Schleiss, MD, University of Minnesota Laura Riley, MD, Weill Cornell Medical College Stéphane Bancel 8:40–10:00 AM 70 min Q&A 10:00–10:30 AM 30 min Break 10:30–10:40AM 10 min Immuno-oncology Tal Zaks, MD, PhD Keith Flaherty, MD, Massachusetts General Hospital 10:40–11:10 AM 30 min Antibody against Chikungunya virus Tal Zaks, MD, PhD 11:10–11:50AM 40 min Methylmalonic acidemia Gregory Enns, MD, Stanford University 11:50–12:20 AM 30 min Conclusion Stéphane Bancel 12:20–12:30 PM 10 min Q&A Moderna Team 12:30–1:00 PM 30 min Lunch September 12, 2019

Prophylactic vaccines Tal Zaks, MD, PhD Chief Medical Officer

Progress by modality Intratumoral immuno-oncology Prophylactic vaccines Cancer vaccines Localized regenerative therapeutics Systemic intracellular therapeutics Systemic secreted therapeutics

Modality ID # Program Preclinical dev elopment Phase 1 Phase 2 Phase 3 and commercial Moderna rights Prophylactic vaccines – Commercial programs Prophylactic vaccines- Global health programs mRNA-1172/ RSV vaccine Merck V172 Merck to pay milestones and royalties mRNA-1777RSV vaccine mRNA-1653hMPV+PIV3 vaccinePhase 1bPhase 1Worldwide (pediatrics)(adults) Worldw ide mRNA-1893 Zika vaccine BARDA funded Worldw ide mRNA-1851Influenza H7N9 vaccineAdvancing subject to funding mRNA-1440 Influenza H10N8 vaccine Worldwide Advancing subject to funding Worldw ide mRNA-1388Chikungunya vaccineAdvancing subject to funding Prophylactic Vaccines mRNA-1647 CMV vaccine Worldwide

Our mRNA platform has significant advantages for the development of infectious disease vaccines mRNA mimics natural infection to activate the immune system and achieve a potentially potent response Multiple mRNAs in one vaccine for more compelling product profiles Faster discovery, ability to respond rapidly to emerging pandemic threats Single process and single, multi-product facility for all vaccines

Progress in the prophylactic vaccines platform to date

		H10N8 mRNA-1440	H7N9 mRNA-1851	RSV mRNA-1777	RSV mRNA-1172	Zika mRNA-1325	Zika mRNA-1893	Chik mRNA-1388	hMPV+PIV3 mRNA-1653	CMV mRNA-1647
Clinical	*Immunogenicity at sufficient levels to warrant further study*	✓	✓	✓	Ongoing	✗	Ongoing	✓	✓	✓
Clinical	*Clinical safety and tolerability*	✓	✓	✓	Ongoing	✓	Ongoing	✓	✓	✓
Preclinical	*Dose dependent pharmacology*	✓	✓	✓	✓	✓	✓	✓	✓	✓
Preclinical	*NHP protein expression*	✓	✓	✓	✓	✓	✓	✓	✓	✓
	Prophylactic vaccines			MERCK	MERCK	BARDA	BARDA	DARPA		



Antigen
complexity

Positive readouts from six prophylactic vaccines

Phase 1 safety and immunogenicity data (H10N8, H7N9, RSV, Chikungunya virus, hMPV+PIV3, CMV)

Slide 19

moderna

Modality ID # Program Preclinical dev elopment Phase 1 Phase 2 Phase 3 and commercial Moderna rights Prophylactic vaccines – Commercial programs Prophylactic vaccines- Global health programs mRNA-1172/ RSV vaccine Merck V172 Merck to pay milestones and royalties mRNA-1777RSV vaccine mRNA-1653hMPV+PIV3 vaccinePhase 1bPhase 1Worldwide (pediatrics)(adults) Worldw ide mRNA-1893 Zika vaccine BARDA funded Worldw ide mRNA-1851Influenza H7N9 vaccineAdvancing subject to funding mRNA-1440 Influenza H10N8 vaccine Worldwide Advancing subject to funding Worldw ide mRNA-1388Chikungunya vaccineAdvancing subject to funding Prophylactic Vaccines mRNA-1647 CMV vaccine Worldwide

Cytomegalovirus (CMV) vaccine (mRNA-1647): Review of interim phase 1 data Tal Zaks, MD, PhD Chief Medical Officer

Congenital CMV vaccine includes 6 mRNAs 5 encode the Pentamer, 6th encodes gB antigen Fibroblasts Epithelial cells

CMV vaccine (mRNA-1647)

Phase 1 trial design

Key Objective:

- To assess the safety, reactogenicity, and immunogenicity of different dose levels of mRNA-1647

Primary endpoint: Safety

Secondary endpoints:

- **Neutralizing antibodies against CMV infection of epithelial cells and fibroblasts**
- Binding antibodies to gB and Pentamer antigens



Dose-escalation Phase A (n=15)
Dose-escalation Phase B (n=15)
Modified process mRNA-1647
CMV-seronegative subjects enrolled in a 4:1 ratio of mRNA-1647:placebo
30µg mRNA-1647:placebo
90µg mRNA-1647:placebo
180µg mRNA-1647:placebo
SMC
Dose-selection Phase B (N=104)
Modified process mRNA-1647
CMV-seronegative and -seropositive subjects, 1:1:1:1 parallel enrollment
30µg mRNA-1647
90µg mRNA-1647
180µg mRNA-1647
placebo
Sentinel Phase C (n=5)
Modified process mRNA-1647
CMV-seronegative subjects enrolled in a 4:1 ratio of 300µg mRNA-1647:placebo
SMC
Expansion Phase C (n=30)
Modified process mRNA-1647
CMV-seronegative and -seropositive subjects enrolled in a 4:1 ratio of 300µg mRNA-1647:placebo

Trial progress:

- FSFV: December 2017
- Enrollment completed June 2019 (N=169)
- Phase B – **2nd vaccination completed May 2019; interim data available**
- Phase B – 3rd vaccination completed August 2019; interim data not yet available
- Phase C – 2nd vaccination completed August 2019; interim data not yet available

Slide 23

moderna

CMV Vaccine (mRNA-1647) Phase 1 Interim Analysis Immunogenicity in CMV-seronegative participants, per-protocol set GMT = geometric mean titer; CMV-seropositive benchmark values derived from baseline values of all CMV-seropositive participants Seronegative subjects successfully immunized to generate neutralizing titers against CMV Dose-related increase in neutralizing antibodies After the 2nd vaccination, GMTs of the 90 μg and 180 μg dose levels achieved or exceeded the CMV-seropositive benchmark Subject n at each timepoint Placebo 30 µg 90 µg 180 µg Baseline 13 17 13 15 Post 1st vaccination 12 17 10 15 Post 2nd vaccination 11 14 12 12 Variable Neutralizing Antibodies Against Epithelial Cell Infection Placebo 30 μg 90 μg 180 μg Baseline GMT 8 8 8 8 GMT post 1st vaccination 8 37 708 1,387 GMT post 2nd vaccination 12 3,263 15,305 30,743 GMT/benchmark ratio --- 0.6 2.7 5.5 CMV-seropositive GMT benchmark = 5,588 Variable Neutralizing Antibodies Against Fibroblast Infection Placebo 30 μg 90 μg 180 μg Baseline GMT 8 8 8 8 GMT post 1st vaccination 8 8 24 10 GMT post 2nd vaccination 10 305 1,141 1,264 GMT/benchmark ratio --- 0.2 0.9 1.0 CMV-seropositive GMT benchmark = 1,295

CMV Vaccine (mRNA-1647) Phase 1 Interim Analysis Immunogenicity in CMV-seropositive participants, per-protocol set GMT = geometric mean titer; GMR = geometric mean ratio, defined here as the average of the ratio between Baseline/post 2nd vaccination for each participant Seropositive subjects effectively boosted beyond levels seen in natural infection Dose-related increase in neutralizing antibody titers mRNA-1647 boosted neutralizing antibody titers against epithelial cells to 10-fold or higher in all treatment groups Subject n at each timepoint Placebo 30 µg 90 µg 180 µg Baseline 14 13 12 13 Post 1st vaccination 14 13 12 13 Post 2nd vaccination 12 10 9 9 Variable Neutralizing Antibodies Against Epithelial Cell Infection Placebo 30 μg 90 μg 180 μg Baseline GMT (Benchmark = 5,588) 8,169 3,614 5,634 5,700 GMT post 1st vaccination 7,890 24,752 39,020 52,775 GMT post 2nd vaccination 7,490 47,435 62,400 119,829 GMR post 2nd vaccination 0.9 13.2 9.9 19.4 Variable Neutralizing Antibodies Against Fibroblast Infection Placebo 30 μg 90 μg 180 μg Baseline GMT (Benchmark = 1,295) 1,298 1,094 1,458 1,371 GMT post 1st vaccination 1,278 2,654 3,885 3,879 GMT post 2nd vaccination 1,451 2,935 3,891 5,578 GMR post 2nd vaccination 1.1 2.3 3.0 4.1

CMV vaccine (mRNA-1647) Phase 1 Interim Analysis

Solicited adverse events (AE) post 2nd vaccination, solicited safety set

		CMV Serostatus at Baseline							
		CMV-seronegative				CMV-seropositive			
		Placebo n=13	30 µg n=15	90 µg n=16	180 µg n=15	Placebo n=13	30 µg n=12	90 µg n=11	180 µg n=11
Local AEs	**Pain**	-	11 (73%) -	13 (81%) 2 (13)	12 (80%) 2 (13)	-	9 (75%) 1 (8)	8 (73%) -	10 (91%) 3 (27)
	Redness	-	-	-	3 (21) -	-	-	-	2 (18) 1 (9)
	Swelling	-	-	-	-	-	-	-	1 (9) -
Most common systemic AEs	**Headache**	3 (23) -	5 (33) -	10 (63) -	9 (60) 2 (13)	2 (15) -	4 (33) 1 (8)	4 (36) -	9 (82) 2 (18)
	Fatigue	2 (15) -	5 (33) 1 (7)	8 (50) 1 (6)	11 (73) 1 (7)	1 (8) -	7 (58) 3 (25)	7 (64) 1 (9)	8 (73) 3 (27)
	Myalgia	1 (8) -	5 (33) 1 (7)	8 (50) 3 (19)	11 (73) 2 (13)	-	5 (42) 4 (33)	7 (64) 1 (9)	7 (64) 2 (18)
	Chills	1 (8) -	3 (20) 1 (7)	7 (43) 1 (6)	11 (73) 3 (20)	-	6 (50) 1 (8)	7 (64) 1 (9)	9 (82) 3 (27)
	Fever	-	3 (20) -	3 (19) 1 (6)	5 (33) -	-	2 (17) -	6 (55) 3 (27)	6 (55) 2 (18)

Values represent n (%) participants reporting each AE, red text=grade 3 AEs

- Solicited AEs after the second vaccination higher than after the first vaccination
- After the first vaccination, AEs higher in the seropositives relative to seronegatives
- One event triggered Study Pause: asymptomatic Grade 4 elevation in partial thromboplastin time (PTT) at 7 days post 2nd vaccination in a subject with Grade 1 PTT elevations throughout study, PTT normal on repeat testing
- No vaccine-related serious adverse events (SAEs)

Slide 26

moderna

CMV vaccine (mRNA-1647) Phase 1 Interim Analysis Durable immunogenicity demonstrated in initial cohort followed to one year

CMV vaccine (mRNA-1647)

Phase 2 study to be initiated in the near term

STUDY DESIGN

A phase 2, randomized, observer-blind, placebo-controlled, dose-confirmation trial to evaluate the safety and immunogenicity of Cytomegalovirus vaccine mRNA-1647 in healthy adults

- **Evaluate intended phase 3 formulation (same LNP) at 3 dose levels (50µg, 100µg, 150µg)**
- **N = 252** adult females and males 18 – 40yrs of age
  - 180 CMV-seronegative
  - 72 CMV-seropositive
- **Vaccination schedule**: 0, 2, 6 months
- **Randomization**: 3:1 mRNA-1647 vs placebo
- **US sites only**: up to 12 clinical investigator sites
- **First interim analysis**: safety and immunogenicity through 1 month after 2nd vaccination



= Selected investigator site location

STUDY STATUS

- Protocol finalized and under review with FDA
- Core vendors and suppliers on-board:
  - PPD selected as clinical contract research organization (CRO)
  - Other key vendors selected, including expanded, new partnerships for critical study activities
- Investigator selection and initiation progressing well with robust interest in the program:
  - Clinical site feasibility complete
  - On-site investigator qualification visits complete
  - 12 clinical investigator sites selected, including back-up sites as risk mitigation to slow enrollment rates

Slide 28

moderna

CMV vaccine (mRNA-1647) Phase 3 pivotal trial preparations are underway Solicited and received Type C meeting feedback from FDA Primary endpoint: prevention of primary CMV infection in a population that includes women of child bearing age (WOCBA) We believe we can achieve this objective with a trial with <8,000 subjects Country and site feasibility: outreach to 285 sites in 18 countries across North America, Europe and Asia Pac with robust positive response, feasibility assessments continue

CMV vaccine supply plans for late stage development and commercialization Juan Andres Chief Technical Development, Manufacturing, Quality Officer

Moderna’s Internal Manufacturing Site, Norwood MA Pre-clinical, clinical & personalized cancer vaccine production Built and operationalized in 22 months 1st clinical batch manufactured in Aug ’18, 70 batches manufactured to date

Internalizing manufacturing to enable focus on quality, speed and scale Norwood now provides the scalability we need for our growing pipeline Plasmid mRNA Lipid Nano-particle (LNP) Form, Fill, Finish (FFF) Quality Control 2011-2013 No GMP needs in this horizon CMO 2014-2015 Sourced entirely by CMOs CMO CMO CMO Out-sourced CMO CMO CMO CMO Out-sourced Cam-bridge Cam-bridge 2016-2018 Sourced by Moderna & CMOs Norwood Norwood Norwood Norwood Norwood CMO + 2H 2018+ Norwood as primary, CMOs as back-up External/ CMO Internal Moderna

Manufacturing in Norwood brings a competitive advantage to CMV vaccine (mRNA-1647) Cost at economical scale (anticipated 90+ % Gross Margin for mRNA-1647 in US) Enables fast scale up mRNA technology : Platform allows similar manufacturing process across all products Process improvements implemented fast to platform processes Cell-free process to make mRNA Less future capital investment

CMV vials already produced for phase 2 trial Same lyophilized image intended for phase 3 Norwood site can produce mRNA and LNP for phase 3 Norwood site can support commercial launch (FFF to be done at CMO) Potential for >10+ million doses/year from Norwood

CMV commercial opportunity Stéphane Bancel Chief Executive Officer

Preparing for the pivotal phase 3 trial Near-term initiation of the dose-confirmation phase 2 (supply and clinical operations preparation is already advanced) Rapid phase 2 with 252 healthy subjects and a three-month interim analysis (IA) endpoint Phase 3 to demonstrate prevention of CMV infection in a sub-8,000 participant study in healthy women Our development plan for our CMV vaccine mRNA-1647

Large unmet medical need with no approved vaccine CMV is a blockbuster commercial opportunity

Large unmet medical need with no approved vaccine Indication expansion opportunity CMV is a blockbuster commercial opportunity Women of child bearing age (WOCBA) ~ 8 million (USA+EU only) Adolescents HPV vaccine precedent Infants Early vaccination Rubella precedent (ubiquitous MMR vaccine)

Large unmet medical need with no approved vaccine Indication expansion opportunity Total addressable market could be as high as 40-70 million vaccinations per year CMV is a blockbuster commercial opportunity

CMV vaccine infant cohort opportunity size

2030 Birth Cohort Opportunity Size

Region	Births
U.S.	~3.6 M
Europe	~5.4 M
Japan	~0.9 M
10% of China	~1.4 M
10% of India	~2.5 M
10% of ROW	~8.8 M
Total	**~22.6 M**

Accessible male & female birth cohort **exceeding 20 million** around the anticipated time of potential launch

2040 Birth Cohort Opportunity Size

Region	Births
U.S.	~3.7 M
Europe	~4.7 M
Japan	~0.9 M
25% of China	~3.4 M
25% of India	~6.3 M
25% of ROW	~22.3 M
Total	**~41.3 M**

10 years later, improved market access expands the cohort to **over 40 million**

2050 Birth Cohort Opportunity Size

Region	Births
U.S.	~3.7 M
Europe	~4.7 M
Japan	~0.9 M
50% of China	~6.6 M
50% of India	~12.7 M
50% of ROW	~44.7 M
Total	**~73.3 M**

Further market maturation grows the addressable cohort to **more than 70 million** by 2050

Slide 41

Source: UN Population Division; INED; UNICEF.

moderna

Large unmet medical need with no approved vaccine Indication expansion opportunity Total addressable market could be as high as 70 million vaccinations per year Focused sales effort: OBGYN and Pediatricians CMV is a blockbuster commercial opportunity

Large unmet medical need with no approved vaccine Indication expansion opportunity Total addressable market could be as high as 70 million vaccinations per year Focused sales effort: OBGYN and Pediatricians Opportunity to leverage social media during Phase 3 for pre-launch activities to educate a motivated initial target population, women of childbearing age (WOCBA) CMV is a blockbuster commercial opportunity

We aim to raise CMV awareness in the medical community and the public to accelerate trial recruitment and launch uptake

Strategic Initiatives	Description	Beneficial to Trial Recruitment
1 Partner with national and regional CMV advocacy groups	• Establishing early relationships with advocacy groups to influence policy and guidelines	✓
2 Educate OB/GYNs, pediatricians, and PCPs about congenital CMV infection	• Educating physicians in the near term, particularly with PCPs who have limited awareness	✓
3 Distribute educational materials to key populations through physicians	• Informational pamphlets on risks of congenital CMV infection and current prevention tactics can be distributed through OB/GYN, pediatrician, and PCP offices to engage key populations	✓
4 Leverage online platforms to raise CMV awareness in key populations	• Additional raising of awareness of CMV and its consequences in key populations	✓
5 Promote awareness of mRNA-1647	• Emphasizing antibody titer profile of mRNA-1647	

Source: ClearView

Slide 44

moderna

Large unmet medical need with no approved vaccine Indication expansion opportunity Total addressable market could be as high as 70 million vaccinations per year Focused sales effort: OBGYN and Pediatricians Opportunity to leverage social media during Phase 3 for pre-launch activities to educate a motivated initial target population, women of childbearing age (WOCBA) Pricing power for innovative vaccines due to value proposition (GARDASIL* US pricing=$450) CMV is a blockbuster commercial opportunity *GARDASIL ® is a registered trademark of Merck & Co., Inc.

Large unmet medical need with no approved vaccine Indication expansion opportunity Total addressable market could be as high as 70 million vaccinations per year Focused sales effort: OBGYN and Pediatricians Opportunity to leverage social media during Phase 3 for pre-launch activities to educate a motivated initial target population, women of childbearing age (WOCBA) Pricing power for innovative vaccines due to value proposition (GARDASIL* US pricing=$450) Vaccine sales are annuity-like, scaling with population growth CMV is a blockbuster commercial opportunity *GARDASIL ® is a registered trademark of Merck & Co., Inc.

Large unmet medical need with no approved vaccine Indication expansion opportunity Total addressable market could be as high as 70 million vaccinations per year Focused sales effort: OBGYN and Pediatricians Opportunity to leverage social media during Phase 3 for pre-launch activities to educate a motivated initial target population, women of childbearing age (WOCBA) Pricing power for innovative vaccines due to value proposition (GARDASIL* US pricing=$450) Vaccine sales are annuity-like, scaling with population growth Innovative vaccines have EBIT margins of approximately 50% CMV is a blockbuster commercial opportunity Moderna owns global commercial rights to mRNA-1647 Norwood now provides the scalability we need for our growing pipeline *GARDASIL ® is a registered trademark of Merck & Co., Inc.

Q&A

R&D Day 2019 agenda Sign-in, Coffee, Breakfast 7:30–8:30 AM 60 min Introduction Stéphane Bancel 8:30–8:40 AM 10 min CMV Tal Zaks, MD, PhD Sallie Permar, MD, PhD, Duke University School of Medicine Tal Zaks, MD, PhD Juan Andres Mark Schleiss, MD, University of Minnesota Laura Riley, MD, Weill Cornell Medical College Stéphane Bancel 8:40–10:00 AM 70 min Q&A 10:00–10:30 AM 30 min Break 10:30–10:40AM 10 min Immuno-oncology Tal Zaks, MD, PhD Keith Flaherty, MD, Massachusetts General Hospital 10:40–11:10 AM 30 min Antibody against Chikungunya virus Tal Zaks, MD, PhD 11:10–11:50AM 40 min Methylmalonic acidemia Gregory Enns, MD, Stanford University 11:50–12:20 AM 30 min Conclusion Stéphane Bancel 12:20–12:30 PM 10 min Q&A Moderna Team 12:30–1:00 PM 30 min Lunch September 12, 2019

Cancer vaccines and Intratumoral immuno-oncology Tal Zaks, MD, PhD Chief Medical Officer

Modalities Intratumoral immuno-oncology Prophylactic vaccines Cancer vaccines Localized regenerative therapeutics Systemic intracellular therapeutics Systemic secreted therapeutics

mRNA-4157 Phase 1 ongoing, dose expansion cohorts recruiting. Protocol for randomized Phase 2 filed with FDA. NCI-4650 Phase 1 ongoing (investigator-initiated, single-arm trial sponsored by the NCI). KRAS vaccine mRNA-5671 CRC, NSCLC,50-50 global profit pancreatic cancersharing with Merck Note: NCI-4650 differs from mRNA-4157 in its neoantigen selection process Modality Program # Program Indication Preclinical development Phase 1 Phase 2 Phase 3 and commercial Moderna rights Cancer vaccines mRNA-4157 Personalized cancer vaccine (PCV) 50-50 global profit sharing with Merck NCI-4650 Personalized cancer vaccine (PCV) Cancer Vaccines V941

Natural cellular processing (antigen presentation, membrane proteins) Combinations (neoantigens, immuno-stimulatory agents) Single process and single, multi-product facility enables rapid production and economies of scale Transient, localized immuno-stimulatory effect at the tumor site mRNA sequences can be engineered to reduce off-target effects mRNA advantages in immuno-oncology

mRNA opportunity in immuno-oncology Combining with PD1/PDL1 inhibitors to improve the benefit to patients Powerful antitumor responses can be achieved by activating antigen specific T cells  Checkpoint inhibitors available to unleash tumor-reactive T cells and provide significant benefit to a subset of patients However, majority of patients with epithelial cancers do not respond fully or at all to checkpoint inhibitors Our vaccines focused on expressing neoantigens found in a particular cancer Potential to improve efficacy of checkpoint inhibitors by increasing number and antitumor activity of T cells that recognize neoantigens Immuno-oncology today Cancer vaccines Intratumoral immuno-oncology Focused on activating T cells and transforming the tumor micro-environment to drive anti-cancer response In combination with checkpoint inhibitors

Moderna’s mRNA vaccines elicit T cell activation for curative intent cancer therapy

Personalized cancer vaccine (mRNA-4157) Designed to target an individual patient’s unique tumor mutations Partnered with Merck (Keytruda combo) Interim Phase 1 data presented at ASCO 2019 Dosed for up to 9 cycles Randomized Phase 2 trial in adjuvant melanoma started and major histocompatibility complex

MERCK

Personalized Cancer Vaccines

mRNA-4157: Phase 1 data

Clinical & regulatory update

- Continuing to enroll patients in phase 1 safety, tolerability and immunogenicity trial monotherapy and in combination with pembrolizumab
- Part C&D: Continuing to enroll patients
- Interim safety, tolerability immunogenicity data presented at ASCO 2019[1]
- First patients consented for phase 2 Randomized Controlled Trial

Select clinical data[1]

- **Safety:** mRNA-4157 is well tolerated at all dose levels studied with no DLTs reported. No mRNA-4157 related grade 3/4 AE or SAE was reported. The most common grade 2 adverse events were fatigue, soreness at the injection site, colitis and myalgias.
- **Activity:** Neoantigen specific CD8 T-cell responses were detected in 10 out of 18 class I neoantigens in patient 40033, the first patient dosed at 1 mg who underwent apheresis. 100% of positive CD8 T-cell responses post vaccination were to neoantigens with a high predicted binding affinity of <500 nm


Patient 40033 apheresis data
baseline
post-dose 4
% Freq. CD8+IFNγ+
25
20
15
10
5
0
neoantigen pulsed DCs
unpulsed
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20
Class I predicted
Class I & II predicted
Class II predicted

- **Early clinical:** Clinical responses have been seen in 6 out of 20 patients treated with mRNA-4157/pembrolizumab combination. Of these 6 patients, 2 responses have been seen in patients previously treated with PD-(L)1 inhibitor and 1 patient achieved CR prior to vaccination

Slide 57

[1] Data cutoff as of May 10, 2019

moderna

KRAS opportunity: mutation is present in >20% of human cancers

- KRAS is a key regulator of cell proliferation and survival; mutations cause dysregulated cell proliferation
- One of the most frequently mutated oncogenes in human cancers
- Mutations found principally in pancreatic cancer, lung cancer, and colorectal cancer
- Most prevalent KRAS mutations G12D, G12V, G13D, and G12C 80-90% of KRAS mutations

KRAS Mutation Prevalence (% with KRAS mutation)


Colorectal cancer (44.7%)
Pancreatic ductal cancer (97.7%)
Lung cancer (30.9%)
Uterine endometrioid carcinoma...
Multiple myeloma (22.8%)
Ovarian (14.0%)
Gastric cancer (11.4%)
Biliary tract carcinoma (31.0%)
Uterine carcinosarcoma (12.3%)
-
10
20
30
40
50
60
70
Thousands of US Cases with KRAS Mutations

Percentage of KRAS mutation type by histology

Histology	G12C	G12D	G13D	G12V
Colorectal	3%	13%	7%	9%
Lung Adenocarcinoma	13%	4%	1%	5%
Pancreatic	1%	34%	<1%	28%

Patients whose tumors harbor KRAS mutations have worse outcomes

Slide 58

MERCK

KRAS Vaccine
mRNA-5671/Merck V941:

KRAS Overview:

- KRAS is a key regulator of cell proliferation and survival; mutations cause dysregulated cell proliferation
- One of the most frequently mutated oncogenes in human cancers; mutation is present in >20% of human cancers
- Mutations found principally in pancreatic, lung and colorectal cancers
- Recognition of mutated KRAS epitopes by T-cells can lead to cancer cell regression as proven by adoptive T-cell transfer[1]

mRNA-5671/Merck V941:

- Codes for the four most prevalent KRAS mutations G12D, G12V, G13D, and G12C covering 80-90% of KRAS mutations


Neoantigen concatemers
in single mRNA
TCR
T cell
Ribosome
HLA
Neoantigen
TAP
Proteasome
Vesicle
Neoantigen
protein chain
ER
Golgi
Nucleus

[1] T-Cell Transfer Therapy Targeting Mutant KRAS in Cancer, NEJM, Eric Tran, Ph.D., et al.

Slide 59

moderna

KRAS vaccine (mRNA-5671)/Merck V941 Patients dosed in Phase 1 trial Phase 1 study overview A Phase 1, Open-Label, Multicenter Study to Assess the Safety and Tolerability of mRNA-5671/Merck V941 as a Monotherapy and in Combination With Pembrolizumab in Participants With KRAS Mutant Advanced or Metastatic Non-Small Cell Lung Cancer, Colorectal Cancer or Pancreatic Adenocarcinoma Selecting for HLA subtypes (HLA-A*1101 and/or HLA-C*0802) most likely to respond

Intratumoral Immuno-Oncology

Modality	Program #	Program *Indication*	Preclinical development	Phase 1	Phase 2	Phase 3 and commercial	Moderna rights
Intratumoral immuno-oncology	**mRNA-2416**	OX40L *Solid tumors/lymphoma* *Advanced ovarian Cancer*					Worldwide
	mRNA-2752	OX40L+IL23+IL36γ (Triplet) *Solid tumors/lymphoma*					Worldwide
	MEDI1191	IL12 *Solid tumors*					50-50 U.S. profit sharing; AZ to pay royalties on ex-U.S. sales

Slide 61

moderna

OX40L (mRNA-2416) OX40L Overview: OX40L is a potent co-stimulator, which promotes T-cell proliferation and enhanced survival in the presence of antigen mRNA-2416: mRNA-2416 encodes for OX40L, which is a membrane protein that we believe cannot be manufactured by recombinant technologies

Clinical: Interim analysis SITC 2018: mRNA-2416 is tolerable at all dose levels studied with no DLTs reported and the majority of AE’s being grade 1 or 2 A clear increase in OX40L protein expression from mRNA-2416 was observed in both tumor and stromal regions in three out of the five post-treatment biopsies collected from injected tumors  Repeat dosing through 12 doses (6 cycles) continues at highest levels (8mg) in phase 1 Phase 2 cohort in patients with ovarian cancer, including in combination with durvalumab is being prepared OX40L (mRNA-2416) OX40L expression demonstrated: progressing to phase 2 cohort PRE administration DAPI/Cytokeratin/OX40L OX40L QIF score= 558.2 POST administration DAPI/Cytokeratin/OX40L OX40L QIF score= 7047.1 Ovarian carcinoma 1 mg dose OX40L protein production in tumor cells of an injected lesion of a patient with ovarian cancer

OX40L+IL23+IL36(Triplet) (mRNA-2752)   OX40L+IL23+IL36(Triplet) Overview: OX40L powerful co-stimulatory protein that enhances T-cell expansion, function and memory formation IL23 and IL36 have established roles in mediating immune responses mRNA-2752: mRNA-2752 encodes for OX40L which is a membrane protein and secreted pro-inflammatory cytokines IL-23 and Il-36

OX40L+IL23+IL36γ (Triplet) (mRNA-2752) Phase 1 ongoing; First patient dosed in combination durvalumab Key Objectives Evaluate safety and tolerability of mRNA-2752 administered alone and in combination with checkpoint inhibitors Define MTD and recommended dose for expansion for mRNA-2752 alone and in combination with durvalumab Intended to assess: Anti-tumor activity Protein expression in tumors Pharmacokinetics Patients dosed in combination arm

IL12 (MEDI1191) IL12 Overview: IL12 is a potent immune modulator associated with type 1 immune response and production of interferon gamma MEDI1191: Encodes for IL12, a secreted cytokine that acts locally in the tumor microenvironment (TME)

Clinical: Phase 1, open-label, multicenter, dose escalation and expansion study of MEDI1191 administered intratumorally as monotherapy and in combination with durvalumab in subjects with advanced solid tumors Key objectives to evaluate safety and tolerability in monotherapy and combination arms and objective response rate in patients within expansion arms First patient dosed with IL12 monotherapy in phase 1 trial IL12 (MEDI1191) First patient dosed in phase 1 Preclinical: Slide

Systemic Therapeutics - Secreted and Intracellular Tal Zaks, MD, PhD Chief Medical Officer

Progress by modality Intratumoral immuno-oncology Prophylactic vaccines Cancer vaccines Localized regenerative therapeutics Systemic intracellular therapeutics Systemic secreted therapeutics

Systemic secreted therapeutics

Modality	ID #	Program *Indication*	Preclinical development	Phase 1	Phase 2	Phase 3 and commercial	Moderna rights
Systemic secreted therapeutics	**mRNA-1944**	Antibody against Chikungunya virus					Worldwide *DARPA funded*
	AZD7970	Relaxin *Heart failure*					50-50 U.S. profit sharing; AZ to pay royalties on ex-U.S. sales
	mRNA-3630	α-GAL *Fabry disease*					Worldwide

Slide 70

Systemic secreted therapeutics

Modality	ID #	Program *Indication*	Preclinical development	Phase 1	Phase 2	Phase 3 and commercial	Moderna rights
Systemic secreted therapeutics	**mRNA-1944**	Antibody against Chikungunya virus	■	■			Worldwide *DARPA funded*
	AZD7970	Relaxin *Heart failure*	■				50-50 U.S. profit sharing; AZ to pay royalties on ex-U.S. sales
	mRNA-3630	α-GAL *Fabry disease*	■				Worldwide

Slide 71

moderna

Antibody against Chikungunya virus (mRNA-1944) mRNA-1944 contains two mRNAs that encode for the heavy and light chains of CHKV-24 antibody, which may confer passive immunity Expected protective level in mice2

Species: Mouse Antibody against Chikungunya virus (mRNA-1944) Preclinical evidence that mRNA-1944 encodes for functional antibody against Chikungunya virus Expected protective level Therapeutic level for autoimmune and oncology drugs Expression of antibody against Chikungunya virus with repeat dosing of mRNA-1944 in non-human primate study Species: NHP Expression of antibody against Chikungunya virus Survival after prophylactic vaccination with mRNA-1944 mRNA-1944 produces an antibody against Chikungunya virus that is Functional Protective Translates between pre-clinical species

Key Objectives Safety: Evaluate safety and tolerability of escalating doses of  mRNA-1944 administered via intravenous infusion Translation of protein: Evaluate pharmacology of mRNA-1944 Activity: Determine ability of antibody to neutralize viral infection Antibody against Chikungunya virus (mRNA-1944) Trial design Randomized, placebo-controlled, single ascending dose study in healthy adults All subjects received premedication with antihistamines No subjects received corticosteroids (permitted by protocol)

Antibody against Chikungunya virus (mRNA-1944) Protective antibody levels of >1µg/mL expected to endure at least 16 weeks at the middle dose of 0.3 mg/kg Pharmacology Administration of mRNA-1944 resulted in dose-related increase in levels of CHKV-24 Half life (t1/2) of antibody was 62 days Middle and high dose (0.3 and 0.6 mg/kg) projected to exceed 1 µg/mL target for at least 16 weeks Cohort 0.1 mg/kg (N=6)  0.3 mg/kg (N=6) 0.6 mg/kg (N=4) Cmax (µg/mL) 2.0 7.9 10.2 Cmax  range  (µg/mL) 1.1-3.1 6.3-10.0 7.0-14.2 Cmax   % CV 40.6% 18.2% 29.7%

Antibody against Chikungunya virus (mRNA-1944) mRNA-1944 driven protein expression results in functional antibody (CHKV-24) Neutralizing antibody titers observed at all dose levels, indicating functional antibody production by mRNA-1944 All placebo subjects below the lower limit of detection 100% of subjects administered 0.3 and 0.6 mg/ kg had titers >100 Serum neutralization activity 48 hr after mRNA-1944 administration Dose Level (mg/kg) Percent of Subjects Achieving NT50 >100

Antibody against Chikungunya virus (mRNA-1944)

Summary of related adverse events

Cohort		Grade 1	Grade 2	Grade 3
Placebo (N=6)		None	None	None
mRNA-1944 0.1 mg/kg (N=6)		Feeling of warmth, transient (1)	None	None
mRNA-1944 0.3 mg/kg (N=6)		None	None	None
mRNA-1944 0.6 mg/kg (N=4)	*Subject 1*	Sinus tachycardia, fever, infusion associated shivering, lightheadedness, hypotension	None	None
	Subject 2	None	Nausea, emesis	None
	Subject 3	None	None	None
	Subject 4	Chills, headache, lightheadedness, gaseousness	EKG abnormal (T wave inversion), emesis, nausea, fever	Sinus tachycardia, elevated WBC

- All AEs were transient and resolved spontaneously without treatment
- No serious AEs in the study
- No meaningful changes in liver or kidney laboratory results

Slide 77

Antibody against Chikungunya virus (mRNA-1944) Translation from preclinical species to humans Solid line = Median predicted Shaded area = 90% prediction interval Symbols = Individual participant observations CHKV-24 IgG concentration (µg/mL)

Conclusions: mRNA-1944 achieved the target level of functional protein translation at a well tolerated dose Administration of mRNA-1944 resulted in dose-dependent increases in levels of  antibody against Chikungunya (CHKV-24)  Neutralizing antibodies were observed at all dose levels, indicating functional antibody production by mRNA-1944 None of the participants treated with mRNA-1944 at the low (0.1 mg/kg) or middle (0.3 mg/kg) doses experienced significant adverse events (AEs). Three of the four participants at the high (0.6 mg/kg) dose had infusion related AEs, with the highest grade by subject being Grade 1 (n=1), Grade 2 (n=1) and Grade 3 (n=1) mRNA-1944 at 0.3 mg/kg and 0.6 mg/kg provides antibody levels that are expected to be protective against Chikungunya infection (>1 µg/mL) for at least 16 weeks, supporting further development. mRNA to protein translation in human was predicted by preclinical data

MRNA-1944 enables Moderna's systemic therapeutics For the first time, the systemic administration of an mRNA containing LNP has been demonstrated to produce a fully functional complex protein in humans Dose dependent pharmacology has been fully predicted from preclinical species with no loss of potency Target therapeutic concentrations have been achieved at a well tolerated dose in a healthy volunteer population We believe these data strongly support the continued development of our systemic rare disease therapeutic modality that targets both secreted and intracellular proteins

Phase 1/2 Recruiting patients IND Open Natural history study initiated Successful IND-enabling GLP toxicology studies Pre-clinical activity and dose dependent pharmacology in animal models Sites open for MMA phase 1/2 trial and actively recruiting patients MMA (mRNA-3704) utilizes the same LNP formulation as antibody against Chikungunya virus (mRNA-1944) Progress in the systemic intracellular therapeutics modality to date Clinical Preclinical Systemic intracellular therapeutics MMA mRNA-3704 PA mRNA-3927 PKU mRNA-3283 N/A Ongoing GSD1a mRNA-3745 Ongoing N/A

Conclusion Stéphane Bancel Chief Executive Officer

Two important positive clinical milestones in two modalities announced today Cytomegalovirus (CMV) vaccine (mRNA-1647) Positive interim phase 1 data Successfully immunized seronegatives and boosted seropositives Generally well tolerated Phase 2 to start in the near term Preparations underway for the phase 3 Moderna owns the global commercial rights to mRNA-1647 Antibody against Chikungunya virus (mRNA-1944) Positive phase 1 data Observed dose dependent protein expression Achieved expected therapeutic levels at a well tolerated dose (0.3mg/kg) Observed expected translation from NHP to human

Moderna continues to mature and clinical data are validating the quality and relevance of our science 4 programs in or preparing for phase 2 10 positive phase 1 studies (6 vaccines, PCV, OX40, VEGF and Chikungunya antibody) 12 programs in phase 1 Vaccine modality: Six vaccines with positive phase 1 data, including CMV CMV, RSV, hMPV+PIV3 in clinical trials, each as a potential blockbuster opportunity 5 I/O programs dosing patients in Phase 2 or Phase 1: PCV and KRAS with Merck (50/50 global profit share) IL12 with AstraZeneca (50/50 US profit share) OX40L and Triplet wholly owned by Moderna Antibody against Chikungunya virus (mRNA-1944) phase 1 data validates: mRNA approach for making a functional IgG antibody LNP delivery technology shared by rare disease pipeline candidates

We believe innovative vaccines are a great business Me too vaccines (i.e., Tetanus, …) Innovative vaccines (i.e., Prevnar, HPV…) Public health vaccines (i.e., Yellow Fever…) Moderna will not fund, but might partner Moderna will fund or partner Moderna will partner with governments and foundations to pursue social and public health goals Pricing: $ $$$ $ %EBIT: 10-25% ~50% 0-25%

Several vaccines have realized this value-add with strong, recurring revenues Source: EvaluatePharma Top selling vaccines, by 2024 projected sales Vaccine Indication Company Launch Year 2018 WW Sales 2024E WW Sales Prevnar 13* Pneumococcus Pfizer 2000 (PCV7) $5.8 bn $6.7 bn GARDASIL** HPV Merck 2006 $3.2 bn $5.9 bn SHINGRIX*** Herpes zoster GSK 2017 $1.0 bn $3.5 bn *Prevnar 13 ® is a registered trademark of Wyeth LLC. **GARDASIL ® is a registered trademark of Merck & Co., Inc. ***Shingrix is a registered trademark of GSK

Build a strong vaccine business based on innovative vaccines like CMV, RSV, hMPV+PIV3, Zika… Execute the clinical research plans on 5 I/O programs to potentially improve on PD1/PDL1 mono therapy Build a rare disease business, with an initial focus on metabolic diseases Expand into new therapeutic areas Our strategy for the mid-term

Large product opportunity Higher probability of technical success Accelerated research and development timelines Greater capital efficiency over time vs. recombinant technology Moderna’s vision is intact: more than ever, we believe mRNA could be a potential new class of medicines

Our Mission To deliver on the promise of mRNA science to create a new generation of transformative medicines for patients.

Thank you